Ryder Scott Company
Petroleum Consultants

1100 Louisiana                                         Fax (713) 651-0849
Suite 3800  Houston, TX  77002-5218              Telephone (713) 651-9191






                      CONSENT OF PETROLEUM CONSULTING FIRM




      We consent to the reference to our name included in this Annual Report on Form 10-K for the year ended December 31, 2000 for Dyco Oil and Gas Program 1986-X Limited Partnership.



                                    //s// Ryder Scott Company, L.P.

                                    RYDER SCOTT COMPANY, L.P.






Houston, Texas
January 31, 2001